UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K/A

(Amendment No. 1)

CURRENT  REPORT

PURSUANT  TO  SECTION 13 OR  15(d) OF  THE

SECURITIES  EXCHANGE  ACT  OF  1934

Date of Report (Date of earliest event reported): March 12, 2012

TRIM HOLDING GROUP

(Exact name of registrant as specified in its charter)

Nevada	333-121787	20-0937461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Gratiot Road, Suite One Saginaw, MI	48609

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (989) 891-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

{00237190. }

Item 4.01              Changes in Registrant’s Certifying Accountant.

(a)       Prior Independent Registered Public Accounting Firm

                On March 12, 2012, the Audit Committee of the Board of Directors of Trim Holding Group (the “Company”) approved the dismissal of DNTW Chartered Accountants, LLP (“DNTW”) as the Company’s independent registered public accounting firm.

                DNTW’s reports on the Company’s financial statements for each of the fiscal years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of DNTW on the Company’s financial statements for each of the fiscal years ended December 31, 2010 and December 31, 2009 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

                There were no reportable events under Item 304(a)(1)(v) of Regulation S-K during the Company’s fiscal year ended December 31, 2010 and the three-month quarterly periods ended March 31, 2011, ended June 30, 2011, and ended September 30, 2011, and the date of the dismissal of DNTW.  Also, during those periods, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with DNTW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DNTW, would have caused DNTW to make reference to the subject matter of the disagreements in connection with its reports.

                The Company provided DNTW with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”).  The Company has requested that DNTW furnish a letter addressed to the SEC stating whether it agrees with the statements made herein.  A copy of DNTW’s letter dated March 26, 2012 is attached as Exhibit 16.1 hereto.

(b)       New Independent Registered Public Accounting Firm

Also, on March 12, 2012, the Audit Committee of the Board of Directors of the Company engaged the services of UHY LLP (“UHY”) as the Company’s new independent registered public accounting firm.  During the Company’s most recent fiscal year, the transitional period, and the subsequent interim period through March 12, 2012, neither the Company nor anyone on its behalf consulted with UHY with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that UHY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01              Financial Statements and Exhibits

                (d)  Exhibits

                Exhibit                   Description

16.1                        Letter from DNTW Chartered Accountants, LLP to the Securities and Exchange Commission, dated March 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                       Trim Holding Group

                                                                                               (Registrant)

Date:    March 26, 2012                                          By:      /S/ Louis Bertoli

                                                                             Louis Bertoli

President, Chief Executive Officer, Director and Chairman

Date:    March 26, 2012                                   By:  /S/ Nitin Amersey

                                                                          Nitin Amersey

Director, Chief Financial Officer, Treasurer and Corporate Secretary